                    General American Life Insurance Company

                               Power of Attorney

                              Eric T. Steigerwalt
         Chairman of the Board, President and Chief Executive Officer
                                and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B
       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2012.

/s/ Eric T. Steigerwalt
------------------------
Eric T. Steigerwalt

                    General American Life Insurance Company

                               Power of Attorney

                             Kimberly A. Berwanger
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kimberly A. Berwanger, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of July, 2012.

/s/ Kimberly A. Berwanger
--------------------------
Kimberly A. Berwanger

                    General American Life Insurance Company

                               Power of Attorney

                               Peter M. Carlson
                    Director, Executive Vice President and
                           Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, a Director, Executive Vice President and Chief Accounting Officer of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B
       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of September, 2012.

/s/ Peter M. Carlson
---------------------
Peter M. Carlson

                    General American Life Insurance Company

                               Power of Attorney

                               Paul G. Cellupica
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Paul G. Cellupica, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2012.

/s/ Paul G. Cellupica
----------------------
Paul G. Cellupica

                    General American Life Insurance Company

                               Power of Attorney

                              Elizabeth M. Forget
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2012.

/s/ Elizabeth M. Forget
------------------------
Elizabeth M. Forget

                    General American Life Insurance Company

                               Power of Attorney

                              Michael P. Harwood
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Michael P. Harwood, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2012.

/s/ Michael P. Harwood
-----------------------
Michael P. Harwood

                    General American Life Insurance Company

                               Power of Attorney

                                Paul A. LaPiana
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. LaPiana, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of July, 2012.

/s/ Paul A. LaPiana
--------------------
Paul A. LaPiana

                    General American Life Insurance Company

                               Power of Attorney

                                Gene L. Lunman
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of July, 2012.

/s/ Gene L. Lunman
-------------------
Gene L. Lunman

                    General American Life Insurance Company

                               Power of Attorney

                               Stanley J. Talbi
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, a Director of General American Life Insurance Company, a Missouri company, do hereby appoint Michele
H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678),

     . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of September, 2012.

/s/ Stanley J. Talbi
---------------------
Stanley J. Talbi

                    General American Life Insurance Company

                               Power of Attorney

                                  Anne Belden
                            Vice President, Finance

KNOW ALL MEN BY THESE PRESENTS, that I, Anne Belden, Vice President, Finance of General American Life Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr. and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 in connection with the registration of guarantees relating to the variable contracts listed below:

     . First MetLife Investors Variable Annuity Account One
       (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class VA, Class AA, and Class B File
       No. 333-96773, Class A File No. 333-96775, Class XC File No. 333-96777,
       Class L and Class L - 4 Year File No. 333-96785, and Class C File
       No. 333-96795),

     . MetLife Investors Variable Annuity Account One
       (COVA Variable Annuity SPDA File No. 033-14979, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File
       No. 033-39100, Navigator-Select Variable Annuity, Custom-Select Variable Annuity, Russell-Select Variable Annuity File No. 333-34741, Class VA, Class AA and Class B File No. 333-50540, Class XC File No. 333-51950, Class L and Class L - 4 Year File No. 333-52272, Class A File
       No. 333-54358, Class C File No. 333-59864, COVA Series A File
       No. 333-90405, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-160936, COVA Variable Annuity and Premier Advisor File No. 333-160939, COVA Series A File No. 333-160940, Class VA (CA), Class XC (CA) File No. 333-161102, Class AA (CA), and Class B (CA) File No. 333-161103,Class L (CA) and Class L - 4 Year (CA) File No. 333-161104, Class A (CA) File
       No. 333-161105, and Class C (CA) File No. 333-161106),

     . MetLife Investors Variable Life Account One
       (Modified Single Premium Variable Life File No. 333-17963, Class VL Variable Life File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Class VL Variable Life File
       No. 333-160846, Custom Select Variable Life File No. 333-160847, and Modified Single Premium Variable Life File No. 333-160848),

     . Paragon Separate Account A
       (AFIS File No. 333-133674 and Group American Plus File No. 333-133699),

     . Paragon Separate Account B

       (DWS C, Multi Manager C and Met Flex GVUL C, Morgan Stanley product, Putnam product, MFS product and Multi Manager III File No. 333-133671 and DWS D, Multi Manager D and Met Flex GVUL D, Multi Manager II File No. 333-133675),

     . Paragon Separate Account C
       (Fidelity C File No. 333-133673 and Fidelity D File No. 333-133678), . Paragon Separate Account D
       (Individual Variable Life File No. 333-133672 and Joint and Last Survivor Variable Life File No. 333-133698),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2013.

/s/ Anne Belden
----------------
Anne Belden